EXHIBIT 99.1

AGREEMENT FOR THE PURCHASE OF COMMON STOCK

THIS COMMON STOCK PURCHASE AGREEMENT, (this “Agreement”) as of this 20th day of January, 2015, by and between, Eugene Malobrodsky, representing the Selling Shareholders, who are listed in Exhibit A, attached, (hereinafter referred to as “Sellers”), and AMS Encino Investments, Inc. (“Purchaser”), setting forth the terms and conditions upon which the Sellers will sell Five Million Seven Hundred Fifty Three Thousand Three Hundred Thirty Three (5,753,333) shares of Intelligent Buying, Inc. (“INTB” or the “Company”) common stock (the “Shares” or “Common Stock”), personally owned by Sellers, to the Purchaser.  The Sellers and the Purchaser may be referred to herein singularly as a “Party” and collectively, as the “Parties”. In consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

WITNESSETH:

WHEREAS, Eugene Malobrodsky is representing the Selling Shareholders with full authority, and

WHEREAS, the Sellers and Purchaser have appointed J. M. Walker & Associates, Attorneys At Law, to act as the Escrow Agent ("Escrow Agent") for this transaction and to receive and hold all consideration received from the Purchaser for the sale of the Shares and all documents (“Documents”) stock certificates and corporate records of Intelligent Buying, in the J. M. Walker & Associates, Attorneys At Law COLTAF Trust Account, (the “Escrow Account”) unless other arrangements are agreed to by all parties, and

WHEREAS, the Purchaser, Sellers and Escrow Agent, have entered into an ESCROW AGREEMENT dated January 7, 2015.

NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties herewith agree as follows:

ARTICLE I

SALE OF SECURITIES

1.01    Sale.   Subject to the terms and conditions of this Agreement, the Sellers agree to sell the Shares, and the Purchaser shall purchase the Shares, for a total of Two Hundred Sixty Two Thousand Dollars (U.S.) ($262,000.00) (the “Purchase Price” or “Funds”).  This is a private transaction between the Sellers and Purchaser.

1.02    Escrow Agent.   The Sellers and Purchaser hereby appoint J. M. Walker & Associates,, Attorneys at Law to act as the Escrow Agent (“Escrow Agent”) as to the distribution of the Purchase Price Funds received for the sale of the Shares and distribution of the shares and documents of Intelligent Buying to be held in the Escrow Account.

1.03    Deposit:    (a) Purchaser has previously made, by wire transfer, a deposit (the “Deposit”) in the amount of Thirty Five Thousand Dollars ($35,000.00), to the J. M. Walker Attorneys At Law COLTAF Trust Account (Escrow Account”), for the Shares being sold by the Sellers.  The deposit has become non-refundable, and has been released from Escrow in accordance with the Escrow Agreement.

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(b)       The Deposit will be non-refundable unless the Sellers fail to fulfill all things to be completed pursuant to the terms of this Agreement and outlined in Article II, 2.12 and Article III, 3.02 of this Agreement.  In addition if, after signing this Agreement and prior to the Closing, in performing due-diligence, the Purchaser discovers something of significance that was not previously revealed that changes the structure and intent of this Agreement and the transaction, and which the Sellers cannot correct, the Purchaser will notify the Sellers of the subject of concern and their intention to cancel this Agreement and may request the refund of the Deposit, in writing, addressed to the individuals and addresses listed in Article VI, 6.09 of this Agreement.  The Sellers shall have ten business days after receiving the request for the refund of the Deposit to correct the discrepancy or the Deposit will be refunded to the Purchaser by the Sellers.

(c)       The account wire instructions for the Deposit herein and payment pursuant to Sections 1.04 and 3.02(b)(i) are as follows:

First Bank of Colorado

Englewood, Colorado  80155

800-964-3444

ABA Routing #  107005047

SWIFT code   FBCRUS51

FOR THE ACCOUNT OF:

Jody M. Walker

COLTAF Trust Account

7841 South Garfield Way

Centennial, Colorado 80122

Account # 419-120-3848

(d)       Sellers have forwarded, for review by the Purchaser, any and all documents of INTB which Purchaser requested; and Purchaser has advised INTB that Purchaser has accepted the due diligence information, subject to Section 1.03(b) above.

1.04     Balance of Purchase Price.  It is agreed that (a) Purchaser will wire transfer $100,000 to the Escrow Account on or before the close of business on Friday, January 9, 2015, and (b) the balance of $127,000 of the Purchase Price will be wire transferred to the Escrow Account on or before January 16, 2015, and (c) that the Closing will take place contemporaneous with the receipt of the final payment of $127,000.  It is agreed that all of the Shares shall remain in the Escrow Account until the full amount of $262,000.00 has been paid into Escrow, after which the Closing on the sale of the shares shall take place and all stock certificates, stock powers and corporate documents listed in paragraphs 2.12, 2.13 and 3.02 below, and the balance of $227,000 in the Escrow Account shall be disbursed as per instructions of the Sellers.

This Agreement may be terminated unilaterally by Sellers if: (i) the balance of the Purchase Price for the Shares is not paid in full on or before January 16, 2015, unless an extension of time is agreed to in writing by both parties; or (ii) Purchaser has failed to comply with all material terms of this Agreement. Upon such termination because of the Purchaser’s breach of subsections (i) or (ii) herein, all consideration paid by Purchaser shall be delivered to Sellers in accordance with the terms of the Escrow Agreement. Upon the payment of the total Purchase Price of $262,000.00 by the Purchaser to the Sellers for the Shares, by wire transfer to the Escrow Account, and the receipt of all items outlined below which shall be provided by the Sellers, the Closing will take place immediately unless extended by the parties signing this Agreement.

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ARTICLE II

REPRESENTATIONS AND WARRANTIES

The Sellers represents and warrants to the Purchaser the following:

2.01     Organization;    INTB is a California corporation duly organized, validly existing, and in good standing under the laws of that state, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in the state California and elsewhere (if required).

2.02     Valid Actions. To the best of knowledge of the Sellers and the officers and directors of the Company, all actions taken by the incorporators, directors and/or shareholders of INTB have been valid and in accordance with the laws of the state of California.  INTB’s common stock is included for quotation on the Pink Sheets.

2.03     Capital.   The authorized capital stock of INTB consists of 50,000,000 shares of Common Stock, $0.001 par value, of which 5,889,533 shares of Common Stock are issued and outstanding.  INTB has 25,000,000 preferred shares authorized, $0.001 par value, of which none are issued and outstanding.  To the best of knowledge of the Sellers, there are approximately 39 shareholders of record of INTB. All of such shareholders have valid title to such Shares and acquired their Shares in a lawful transaction and in accordance with California corporate law and the applicable securities laws of the United States. At or before the Closing, the Purchaser will received a legal opinion from Law Offices of Robert Diener, which authorizes and instructs INTB’s stock transfer agent to transfer without restriction any shares acquired by shareholders in INTB’s public offering on Form SB-2, which was declared effective by the SEC on January 8, 2008, in reliance on Rule 144 under the Securities Act of 1933 (provided that such shareholder is not an affiliate of INTB).

2.04     The shares being sold are fully paid and non-assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement.   At the Closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating INTB to issue or to transfer from treasury any additional shares of its capital stock. The Sellers have acquired their Shares in a lawful transaction and in accordance with California law and applicable federal securities laws.

2.05     Financial Statements.   INTB is and has been a reporting company pursuant to Section 12(g) of the Securities Exchange Act of 1934, and financials through September 30, 2014 can be found on EDGAR.  The financial statements fairly present the financial condition and operating results of INTB as of the dates, and for the periods, indicated therein.  Except as set forth in the Financial Statements, and as set forth in Paragraph 2.07, INTB has no material liabilities (contingent or otherwise) other than disclosed to the Purchaser by the Sellers.  INTB is not a guarantor or indemnitor of any indebtedness of any other person, firm, or corporation.

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2.06     Filings with Government Agencies.  INTB filed Annual Reports on Form 10K and Quarterly Reports on Form 10Q for the period described in Paragraph 2.05 hereof with the SEC. To the best of knowledge of the Sellers and the officers and directors of the Company, INTB has made all required filings with the SEC and the State of California that might be required and is current in its filings and reporting to the state of California. INTB is listed on the OTC Markets Pink Sheets, and is not DTC-eligible at this time. INTB is not now and has never been a “shell,” as that term is defined in the Securities Exchange Act of 1934. Promptly after the Closing, INTB, with the cooperation of previous and new management, will prepare and file INTB’s Form 10-K Annual Report for the year ended December 31, 2014. In connection with that Annual Report, (a) INTB will be responsible for $3,500 of the auditing fees, all legal fees (for which INTB may select the attorney), and all other costs and fees, and INTB’s previous management—which will have resigned as of the Closing—will be responsible for auditing costs in excess of $3,500.

2.07     Liabilities.  It is understood and agreed that the purchase of the Shares is predicated on INTB not having any liabilities at closing except for three convertible Promissory Notes in the amount of approximately $50,382.67, which Notes will either (a) be signed over to the Purchaser or those designated by the Purchaser, or (b) will be cancelled at the Closing, in Purchaser’s sole discretion. Other than the Notes, INTB shall not, as of Closing, have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise that will not be paid at Closing.  Sellers are not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving INTB or its Shares. To the best of knowledge of the Sellers, there are no disputes of any kind between INTB and any third party, and no such dispute will exist at the Closing of this transaction and at Closing, except as set forth herein, INTB will be free from any and all liabilities, liens, claims and/or commitments.

2.08     Tax Returns.  INTB has filed all Federal and State tax returns that are required to have been filed as of the date hereof, and that will be required to be filed as of the Closing.  As of closing, there shall be no taxes of any kind due or owing. Post-Closing, old and new management will cooperate in filing the Federal and State tax returns for the year ended December 31, 2014.

2.09     Ability to Carry Out Obligations.  The Sellers have the right, power, and authority to enter into, and perform their obligations under this Agreement.  The execution and delivery of this Agreement by the Sellers and INTB and the performance by the Sellers of their obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which INTB the officers, directors or Sellers are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause INTB (and/or assigns) to be liable to any party, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of INTB or upon the shares of INTB to be acquired by the Purchaser.

2.10     Contracts, Leases and Assets.  INTB is not a party to any contract, agreement or lease (unless such contract, agreement or lease has been assigned to another party or INTB has been released from its obligations thereunder) other than the normal contract with the Transfer Agent, except as described in documents filed with the SEC or as disclosed to the Purchaser.  No person holds a power of attorney from INTB or the Sellers.  At the Closing, INTB will have no assets or liabilities or any obligations which would give rise to a liability in the future, except as set forth in this Agreement.

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2.11     Compliance with Laws.  To the best of knowledge of the Sellers, INTB has complied in all material respects, with, and is not in violation of any, federal, state, or local statute, law, and/or regulation pertaining.  To the best of the knowledge of the Sellers, INTB has complied with all federal and state securities laws in connection with the offer, sale and distribution of its securities.  At the time that INTB sold Shares to the Sellers, INTB was entitled to use the exemptions provided by the Securities Act of 1933 relative to the sale of its Shares.  The Shares being sold herein are being sold in a private transaction between the Sellers and the Purchaser, and the Sellers make no representation as to whether the Shares are subject to trading restrictions under the Securities Act of 1933, as amended and rules thereunder.

2.12     Litigation.  INTB is not a party to any suit, action, arbitration, or legal administrative or other proceeding, or pending governmental investigation. To the best knowledge of the Sellers, there is no basis for any such action or proceeding and no such action or proceeding is threatened against INTB.  INTB is not a party to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

2.13     Conduct of Business.    Prior to the Closing, INTB  shall conduct its business in the normal course, and shall not (without the prior written approval of Purchaser) (i) sell, pledge, or assign any assets, (ii) amend its Certificate of Incorporation or Bylaws, (iii) declare dividends, redeem or sell stock or other securities (iv) incur any liabilities, except in the normal course of business, (v) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, other than in the ordinary course of business, or (vi) enter into any other transaction, other than in the ordinary course of business.

2.14     Corporate Documents.  Each of the following documents, which shall be true, complete and correct in all material respects, will be submitted at the Closing:

(i)        Certificate of Incorporation and all amendments thereto;

(ii)       Bylaws and all amendments thereto;

(iii)      Minutes and Consents of Shareholders;

(iv)     Minutes and Consents of the board of directors;

(v)       List of officers and directors;

(vi)      Long form Certificate of Good Standing from the Secretary of State of California;

(vii)     Current certified Shareholder list from the Transfer Agent;

(viii)    EDGAR filing codes and password; and

(ix)      All books and records of INTB, including, without limitation, all checkbooks, bank records, corporate documents and the like, except as are required for INTB to continue operations in accordance with Section 2.19 herein..

2.15     Closing Documents.   All minutes, consents or other documents pertaining to INTB to be delivered at the Closing shall be valid and in accordance with the laws of California.

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2.16     Title.   The Sellers has good and marketable title to all of the Shares being sold by them to the Purchaser pursuant to this Agreement.  The Shares will be, at the Closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, except for restrictions on transfer imposed by federal and state securities laws.  None of the Shares are or will be subject to any voting trust or agreement.  No person holds or has the right to receive any proxy or similar instrument with respect to such Shares.  Except as provided in this Agreement, the Sellers are not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the purchase of the Shares by purchasers (and/or assigns) impair, restrict or delay voting rights with respect to the Shares.

2.17     Transfer of Shares.  The Sellers will have the responsibility for sending all certificates representing the shares being purchased, along with the proper Stock Powers with Bank Signature Guarantees or Power of Attorney acceptable to the Transfer Agent, to the Escrow Agent for delivery to the Purchaser at Closing.

The Purchaser will have the responsibility of sending the certificates, along with stock powers to the Transfer Agent for INTB to have the certificates changed into their respective names and denominations and the Purchaser shall be responsible for all costs involved in such changes and in mailing new certificates to all shareholders.

2.18     Filing of Documents Upon the purchase of the Shares by the Purchaser, the Purchaser will have the full responsibility for filing any and all documents required by the Securities and Exchange Commission and/or any other government agency that may be required; provided, however, that Purchaser and Sellers will cooperate in the filing with the SEC of the Notice Pursuant to Rule 14f-1, and the mailing of the Notice to INTB’s shareholders, which Notice will be filed with the SEC and mailed to INTB’s shareholders on or before the December 31, 2014 Closing Date .

The Sellers will use commercially reasonable efforts to provide the Purchaser with all information requested by the Purchaser, relating to INTB which is required by the Purchaser for such filings.

2.19     Continuation of Business. The Purchaser intends, and the Sellers and INTB agree, that the current business of INTB will be continued after the Closing. If deemed appropriate by INTB, the current business will be transferred to a wholly-owned subsidiary of INTB. Previous management of INTB will continue to operate the current INTB business, and will be responsible for paying for all employees and purchases of inventory. New management of INTB will be responsible for paying for all legal and accounting costs.

2.20     Representations.  All representations shall be true as of the Closing and all such representations shall survive the Closing.

ARTICLE III

CLOSING

3.01     Closing for the Purchase of Common Stock.  The Closing (the “Closing”) of this transaction for the Shares of Common Stock being purchased will occur when all of the documents and consideration described in Paragraphs 2.12 above and in 3.02 below, have been delivered or other arrangements have been made and agreed to by the Parties.

This Agreement can be terminated in the event of any material breach by either party.

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3.02     Documents and Payments to be Delivered at Closing.   As part of the Closing of the Common Stock purchase, those documents listed in 2.12 of this Agreement, as well as the following documents, in form reasonably acceptable to counsel to the Parties, shall have been delivered to Escrow Agent at least 48 hours prior to the Closing:

(a)       By the Sellers:

(i)    stock certificate or certificates, along with stock powers with signature guarantee acceptable to the Transfer Agent, representing the Shares, endorsed in favor of the name or names as designated by Purchaser or left blank;

(ii)    the resignation of all officers of INTB;

(iii)   the resignations of directors of INTB and the appointment of new Directors as designated by the Purchaser.

(iv)  true and correct copies of all of the business and corporate records of INTB, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings or consents, financial statements, shareholder listings, stock transfer records, agreements and contracts that exist and

(v)   such other documents of INTB as may be reasonably required by Purchaser, if available.

(b)       By Purchaser:

(i)    wire transfer to the J. M. Walker & Associates, Attorneys At Law COLTAF Trust Account of the final amount of $127,000.00,  representing the balance of the payment for the Purchase Price for the Shares.

In addition to any required SEC filings before the Closing, immediately following the Closing, the Purchaser shall file all required filings with any state and federal regulators, including the SEC, disclosing the acquisition of the Shares by the Purchaser, the change of control of the corporations, all changes to the officers and directors, and all such additional disclosure as is required to keep the corporation in good standing with any and all regulatory bodies having authority.

ARTICLE IV

INVESTMENT INTENT:

The Purchaser represents, warrants and covenants to the Sellers the following:

4.01     Transfer Restrictions.   Purchaser (and or assigns) agree that the shares being acquired pursuant to this Agreement may be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration (“Transfer”) only pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the act.

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4.02     Investment Intent.  The Purchaser is acquiring the Shares for their own account for investment, and not with a view toward distribution thereof.

4.03     No Advertisement.   The Purchaser acknowledges that the Shares have been offered to them in direct communication between them and Sellers, and not through any advertisement of any kind.

4.04     Knowledge and Experience.   The Purchaser acknowledges that they have been encouraged to seek their own legal and financial counsel to assist them in evaluating this purchase.  The Purchaser acknowledges that Sellers has given them and all of their counselors’ access to all information relating to INTB business that they or any one of them have requested.  The Purchaser acknowledge that they have sufficient business and financial experience, and knowledge concerning the affairs and conditions of INTB so that they can make a reasoned decision as to this purchase of the Shares and are capable of evaluating the merits and risks of this purchase.

 4.05     Restrictions on Transferability.  The Purchaser is aware of the restrictions of transferability of the Shares and further understands that some or all of the certificates may bear a legend similar to the following:

(a) THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTIONS 4(1) AND 4(2) AND REGULATION D UNDER THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

(b)   The Purchaser understands that the Shares may only be disposed of pursuant to either (i) an effective registration statement under the Act, or (ii) an exemption from the registration requirements of the Act.

(c)   INTB and/or Sellers have neither filed such a registration statement with the SEC or any state authorities nor agreed to do so, nor contemplates doing so in the future for the shares being purchased, and in the absence of such a registration statement or exemption, the Purchaser may have to hold the Shares indefinitely and may be unable to liquidate them in case of an emergency.

4.06     Accredited Investor.   Each Purchaser is an “Accredited Investor” as defined n Regulation D of the Securities Exchange Act of 1934.

4.07     Future Business of INTB.   The Purchaser represents that after the Closing of this transaction, the Purchaser will carry on the existing business of INTB in accordance with Section 2.19 herein, and intends to explore other opportunities.  After Closing, the Purchaser covenants not to manipulate or participate in manipulating the share price of INTB in a “pump and dump” scheme.

4.08     Anti-Money Laundering, Anti-Corruption and Anti-Terrorism Laws.  The Purchaser confirm that the funds representing the Purchase Price will not represent proceed of crime for the purpose of any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline and the Purchaser are in compliance with, and have not previously violated, the United States of America Patriot Act of 2001, as amended through the date of this Agreement, to the extent applicable to the Purchaser and all other applicable anti-money laundering, anti-corruption and anti-terrorism laws and regulations.

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4.09     Representations.  All Representations shall be true as of the Closing and all such representations shall survive the Closing.

ARTICLE V

REMEDIES

5.01     Arbitration.   Any controversy of claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in California in accordance with the Rules of the U.S. Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

5.02     Termination.  In addition to any other remedies, the Purchaser may terminate this Agreement, if at the Closing, the Sellers has failed to comply with all material terms of this Agreement, has failed to supply any documents required by this Agreement unless they do not exist, or has failed to disclose any material facts which could have a substantial effect on any part of this transaction.

5.03     Indemnification.  From and after the Closing, the parties, jointly and severally, agree to indemnify the other against all actual losses, damages and expenses caused by (i) any material breach of this Agreement by them or any material misrepresentation contained herein, or (ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading.

5.04     Indemnification Non-Exclusive    The foregoing indemnification provision is in addition to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

ARTICLE VI

MISCELLANEOUS

6.01     Captions and Headings.  The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

6.02     No Oral Change.  This Agreement and any provision hereof, may not be waived, changed, modified, or discharged, orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

6.03     Non Waiver.  Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

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6.04     Time of Essence.  Time is of the essence of this Agreement and of each and every provision hereof.

6.05     Entire Agreement.  This Agreement, including any and all attachments hereto, if any, contain the entire Agreement and understanding between the parties hereto, and supersede all prior agreements and understandings.

6.06     Partial Invalidity.   In the event that any condition, covenant, or other provision of this Agreement is held to be invalid or void by any court of competent jurisdiction, it shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition, covenant or other provision of the Agreement.  If such condition, covenant, or other provision is held to be invalid due to its scope or breadth, it is agreed that it shall be deemed to remain valid to the extent permitted by law.

6.07     Significant Changes   The Sellers understand that significant changes may be made in the capitalization and/or stock ownership of INTB, which changes could involve a reverse stock split and/or the issuance of additional shares, thus possibly having a dramatic negative effect on the percentage of ownership and/or number of shares owned by present shareholders of INTB.

6.08     Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile signatures will be acceptable to all parties.

6.09     Notices.  All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or on the second day if faxed, and properly addressed or faxed as follows:

If to the Sellers:

Eugene Malobrodsky

450 National Avenue

Mountain View, Calif. 94043

Phone: 650-279-9954

Email: Eugene@anchoerfree.com

If to the Purchaser:

AMS Encino Investments, Ltd.

c/o John B. Lowy PC

645 Fifth Avenue, Suite 400

New York, NY 10022

Phone: 212-371-7799

Email: jbl@ocgfinance.com

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6.10     Binding Effect.     This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement

6.11     Effect of Closing.   All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the Closing and shall survive the Closing of this Agreement.

6.12     Mutual Cooperation.    The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

6.13     Governing Law. This Agreement and the rights of the Parties hereunder shall be governed by and construed in accordance with the Laws of the State of California (regardless of its conflict of laws principles), including all matters of construction, validity, performance and enforcement and without giving effect to the principles of conflict of laws.

6.14   Exclusive Jurisdiction and Venue.  The Parties agree that the Courts of the State of California shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the Transactions contemplated herein.

6.15     Attorneys Fees.   In the event any Party hereto shall commence legal proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing party in any such breach of an covenant or condition of this Agreement, the prevailing party in any such proceeding shall be entitled to recover from the losing party its costs of suit, including reasonable attorneys’ fees, as may be fixed by the court.

In witness whereof, this Agreement has been duly executed by the Parties hereto as of the date first written above.

SELLERS:
Eugene Malobrodsky, representing the Selling Shareholders

/s/ Eugene Malobrodsky
Eugene Malobrodsky

PURCHASER: AMS ENCINO INVESTMENTS, INC.

By:	/s/ Hector Guerrero
Hector Guerrero, CEO

COMPANY: INTELLIGENT BUYING, INC.

By:	/s/ Eugene Malobrodsky
Eugene Malobrodsky, CEO

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EXHIBIT A

SELLING SHAREHOLDERS

INTELLIGENT BUYING, INC.

Eugene Malobrodsky	2,500,000
Sophia Malobrodsky	253,333
David Gorodyansky	2,500,000
Altitude Group, LLC	500,000
TOTAL	5,753,333

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